                                                                EXHIBIT 10(g)(i)

                        CONCORDE CAREER COLLEGES, INC.
                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------


     THIS AGREEMENT is entered into as of this 1st day of April, 1997, between Concorde Career Colleges, Inc., a Delaware corporation (the "Company"), and Robert R. Roehrich, an individual (the "Option Holder").

                                   RECITALS
                                   --------

     A. Option Holder has accepted employment as the President and Chief Executive Officer of the Company effective the date hereof, and in connection with such employment the Company considers it desirable and in its best interest for Option Holder to be granted an option to purchase shares of the Company's common stock, $0.10 par value (the "Option Shares"), as provided hereunder.

     B. This Agreement and the grant of the Option hereunder have been approved by the Board of Directors of the Company.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties agree as follows:

     1. Grant of Option. Subject to all the terms and restrictions hereunder (including vesting), the Company hereby grants to Option Holder on the 1st day of April, 1997 (the "Option Grant Date") the right and option (the "Option") to purchase Five Hundred Seventy Five Thousand (575,000) Option Shares at per share exercise price equal to (i) One Dollar ($1.00) for the first twenty percent (20%) (115,000) Option Shares and (ii) the lesser of (A) the market value of a share of Common Stock on the NASDAQ bulletin board as of Option Grant Date and
(ii) Two Dollars ($2.00) for the remainder eighty percent (80%)(460,000) Option Shares.

     2. Terms of Option. Unless sooner terminated or accelerated under Sections 4 or 5, respectively, of this Agreement, the Option shall only become exercisable at the times and in the amounts set forth on Schedule A.

     3.  Method of Exercise.

         (a) No rights under any Option shall be transferable otherwise than by will or the laws of descent and distribution of the Option Holder's domicile, and, except as, the rights and benefits of the Option may be exercised and received, respectively, only by Option Holder. Any exercise of an Option must be through written notice to the Company's Compensation Committee in the form attached hereto as Schedule B, hand delivered or delivered by United States mail, postage prepaid to the Company's principal

                                       1
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  executive offices. The exercise price is to be paid in full upon the exercise of an Option, either (i) in cash or cashier's check, (ii) in the discretion of the Compensation Committee, by the tender to the Company of shares of Common Stock owned by the Option Holder and registered in the Option Holder's name having a fair market value equal to the cash exercise price of the Option being exercised, or (iii) in the discretion of the Compensation Committee, by any combination of the payment methods specified in clauses (i) and (ii) hereof.

       (b) The Option will be considered exercised on the United States mail postmark date of said notice or, if by hand delivery, when actually delivered. As soon as practicable thereafter, the Company shall deliver to the Option Holder at the principal executive offices of the Company or at such other place as may be mutually acceptable, the certificate representing those Option Shares as to which the Option shall have been exercised.

     4. Termination of Option. Unless the Option is sooner terminated, all unexercised portions of the Option shall terminate upon the first of the following to occur:

         (a) The expiration of three (3) months after the date on which the Option Holder's employment with the Company terminates for reasons other than death or disability;

         (b) The expiration of twelve (12) months after the termination of Option Holder's employment by reason of death or disability, as "disability" is defined under Section 22(e)(3) of the Internal Revenue Code of 1986;

         (c)  The tenth (10th) anniversary date of the Option Grant Date; or

         (d) Regardless of anything to the contrary in this Agreement, from the date fraud is committed if there is a final decision by a court of competent jurisdiction that the Option Holder committed fraud in the exercise of his duties to the Company.

     If, however, the Option Holder's employment with the Company terminates by reason of death or disability, the Options which have not become exercisable on or before the date of such termination will immediately become exercisable in full.

     5. Merger or Sale. In the event the Company or the stockholders of the Company enter into an agreement to dispose of all or substantially all the assets or stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, excluding specifically any reincorporation under a state's law other than Delaware, the Option granted hereunder shall immediately become exercisable for the total number of Option Shares, and shall remain exercisable during the period commencing as of the date of execution of such agreement and ending as of: (i) the tenth anniversary date of the Option Grant Date, or (ii) the date on which the disposition of assets or stock contemplated by the agreement is consummated,

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whichever first occurs. In the event that any such agreement shall be terminated without consummation of its intended purpose, any unexercised portion of the Option that became exercisable solely by reason of this Section shall again become unexercisable as of the termination of said agreement. Any exercise of an Option prior to the termination of such agreement shall remain effective. Upon the consummation of any such agreement, any unexercised portion of the Option shall terminate.

     6. Restrictions on Disposition. Option Holder hereby agrees that, at the time the Option is exercised, the Option Shares will be purchased for investment purposes, and not with a view toward public resale or distribution thereof in violation of the Securities Act of 1933, as amended, and will be sold only in accordance with the requirements of all applicable federal and state securities laws (including, without limitation, Rule 144 of the Securities Act of 1933) as determined by counsel for the Company, and the Company may, in its sole discretion, place an appropriate restrictive legend to such effect upon all certificates representing the Option Shares.

    7. Rights Prior to Exercise of Option. Option Holder shall have no rights as a stockholder of the Company with respect to the Option Shares until the date that the certificate representing the Option Shares is delivered to him.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                             Concorde Career Colleges, Inc.

                                By: /s/ M. Gregg Gimlin
                                --------------------------------
                                        M. Gregg Gimlin
                                        Chief Financial Officer


    The Option Holder acknowledges receipt of this Agreement and hereby accepts the Option granted herein pursuant to the terms and conditions of this Agreement.


                          /s/ Robert R. Roehrich
                          ---------------------------
                              Robert R. Roehrich

                                  SCHEDULE A
                                  ----------

Subject to the terms of this Agreement, the Option shall become first exercisable at the times and in the amounts set forth below:

     (a) 20% (115,000) Option Shares shall be exercisable by Option Holder immediately.

     (b) The remaining 80% (460,000) Option Shares shall become exercisable in equal 20% (115,000) share increments over each of the next 4 years after the date of this Option Agreement, so that the second 115,000 Option Shares becomes exercisable on April 1, 1998, the third 115,000 Option Shares becomes exercisable on April 1, 1999, the fourth 115,000 Option Shares becomes exercisable on April 1, 2000 and the fifth and last 115,000 Option Shares becomes exercisable on April 1, 2001.

                                                 SCHEDULE B
                                                 ----------


                         (Form of Notice of Exercise)

                                    [Date]


VIA CERTIFIED MAIL
------------------



Concorde Career Colleges, Inc.
City Center Square
1100 Main, Suite 416
Kansas City, MO  64105

Attention:  Compensation Committee


          Re:  Non-qualified Stock Option - Notice of Exercise

Gentlemen:

          This letter serves as a notice of exercise of the Stock Option granted to the undersigned under the Concorde Career Colleges, Inc. Non-Qualified Stock Option Agreement (the "Agreement"). The undersigned hereby exercises [a portion of his] option to acquire ______________________ (________) shares of Common Stock of Concorde Career Colleges, Inc. (the "Company"), at a per share exercise price of _________($_____), for a total exercise price of ($ ).

          In accordance with Section 3 of the Agreement, enclosed herewith is the (i) cash or cashier's check, (ii) certificates representing the Common Stock of the Company owned by the Undersigned, or (iii) a combination thereof, as payment for the Common Stock underlying the option, all as agreed to by the Compensation Committee of the Company. To the extent the undersigned is paying for all or some of the shares of Common Stock underlying the option with Common Stock as contemplated in (ii) above, the undersigned represents and warrants to the Company that he has good and marketable title to such Common Stock free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions and has full power to deliver such Common Stock without obtaining the consent or approval of any person or governmental authority.

Concorde Career Colleges, Inc.
[Date]
Page 2



          The undersigned requests delivery of the certificate representing the shares for which the option is being exercised at the following address:

          Robert R. Roehrich
          ____________________
          ____________________
          ____________________
          ____________________


                                       Very truly yours,



                                       Robert R. Roehrich


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